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                                                             Exhibit 10.1c(2)


                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 20, 2001, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                    RECITALS:

     WHEREAS the Borrower, certain lenders, the Agent, and certain Arrangers entered into a Credit Agreement, dated as of May 5, 2000 (as amended as of March 15, 2001, and as modified by the Consent and Agreement dated as of July 10, 2001, the "Original Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

     WHEREAS, the Borrower and the Required Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to make certain changes therein;

     WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

     Section 1. Amendments.

     (a) Section 6.04(g) of the Original Agreement is hereby amended by deleting the figure "$8,250,000" appearing therein and inserting in lieu thereof the figure "$14,035,819".

     (b) Section 6.05(g) of the Original Agreement is hereby amended by deleting the figure "$105,000,000" appearing therein and inserting in lieu thereof the figure "$125,000,000".

     (c) Section 6.03(i) of the Original Agreement is hereby amended by deleting the figure "$75,000,000" appearing therein and inserting in lieu thereof the figure "$95,000,000".

     Section 2. Directions to Agent. By execution of this Amendment, the Required Lenders hereby direct the Agent to execute and deliver this Amendment.

     Section 3. Miscellaneous. (a) This Amendment shall become effective upon execution and delivery hereof by the Required Lenders, the Borrower and the Agent

     (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the


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other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

     (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

     (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.



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      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

                                            STEEL DYNAMICS, INC.



                                            By
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                                            Title:



                                            MELLON BANK, N.A., as Lender and
                                              as Agent

                                            By
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                                            Title:



                                            KREDITANSTALT FUR WIEDERAUFBAU



                                            By
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                                            Title:


                                            By
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                                            Title:




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